UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 13, 2012

C&D Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9389	13-3314599

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1400 Union Meeting Road, Blue Bell, Pennsylvania	19422

(Address of principal executive offices)	(Zip code)

(215) 619-2700
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

As previously announced, on October 3, 2011, C&D Technologies, Inc., a Delaware corporation (the “Company”), Angel Holdings LLC, a Delaware limited liability company and affiliate of Angelo, Gordon  & Co. (“Parent”),  and Angel Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

In accordance with Section 253 of the General Corporation Law of the State of Delaware and pursuant to the Certificate of Merger that was filed on January 13, 2012 with the Secretary of State of the State of Delaware, effective on January 13, 2012 (the “Effective Time”), Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).  As a result of the Merger, each outstanding share of the Company’s common stock that was issued and outstanding immediately prior to the Effective Time (except for any shares held in the Company’s treasury or owned by Parent or its affiliates) was cancelled and converted automatically into the right to receive $9.75 in cash, and the Company is now wholly owned by affiliates of Angelo, Gordon & Co.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.01.  Changes in Control of Registrant.

The disclosure contained in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety.  Also, pursuant to the Merger Agreement, immediately following the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Company as the surviving corporation in the Merger, except that the name of the corporation set forth therein was changed to “C&D Technologies, Inc.”  Copies of the amended and restated certificate of incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference in this Item 5.03.

Item 8.01. Other Events.

On January 13, 2012, the Company issued a press release announcing the consummation of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits

  (d)   Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of C&D Technologies, Inc.

3.2	Second Amended and Restated Bylaws of C&D Technologies, Inc.

99.1	Press Release, dated January 13, 2012

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&D TECHNOLOGIES, INC.

By:	/s/ David J. Anderson
	Name:	David J. Anderson
	Title:	Vice President, General Counsel and
Corporate Secretary

Dated:  January 13, 2012

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of C&D Technologies, Inc.

3.2	Second Amended and Restated Bylaws of C&D Technologies, Inc.

99.1	Press Release, dated January 13, 2012